UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 28, 2006

Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-15297

25-1843384

(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246

Newport Beach, CA 92660

(Address of principal executive offices, including zip code)

(949) 719-3700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On February 28, 2006, the Board of Directors of Water Pik Technologies, Inc. (the “Company”) approved base salary increases for the following persons who are “named executive officers” of the Company:

Name	Title	New Base salary	Effective Date	Percentage increase
Richard P. Bisson	Vice President, Operations	$270,400	03/05/06	4.0%
Robert A. Shortt	Executive Vice President, Sales, Marketing and Business Development	$317,240	03/19/06	3.0%
Victor C. Streufert	Vice President, Finance Chief Financial Officer and Treasurer	$308,880	03/19/06	4.0%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.

Date:	March 2, 2006	By:	/s/ RICHARD D. TIPTON
Richard D. Tipton,
Vice President, General Counsel
and Secretary